                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                October 17, 2001
              ----------------------------------------------------
                Date of Report (Date of earliest event reported)


                           INTERNATIONAL PAPER COMPANY
              ----------------------------------------------------
             (Exact name of Registrant as Specified in Its charter)


                                    NEW YORK
              ----------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

         1-3157                                           13-0872805
--------------------------------------------------------------------------------
 Commission File Number                        (IRS Employer Identification No.)



     400 Atlantic Street, Stamford, Connecticut                      06921
    -------------------------------------------------------------------------
      (Address of Principal Executive Offices)                     (Zip Code)


                                  203-541-8000
                                ----------------
              (Registrant's Telephone Number, Including Area Code)




            ---------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                 SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON D.C. 20549


Item 1.     CHANGES IN CONTROL OF REGISTRANT.

            N/A

Item 2.     ACQUISITION OR DISPOSITION OF ASSETS.

            N/A

Item. 3.    BANKRUPTCY OR RECEIVERSHIP.

            N/A

Item 4.     CHANGES IN REGISTRANT'S DIRECTORS.

            N/A

Item 5.     OTHER EVENTS.



The company today reported third-quarter 2001 earnings of $68 million ($0.14 per share) before special items, compared with $260 million ($0.53 per share) in the third quarter 2000 and $64 million ($0.13 per share) in the second quarter 2001. All figures are before special and extraordinary items.

Special items in the third quarter 2001 earnings statement include a gain of $215 million before taxes on the sale of the Curtis/Palmer hydroelectric facility and charges in the amount of $649 million before taxes in connection with facility and business rationalizations, an increase in litigation related reserves, and disposition and impairment losses on assets of businesses held for sale.

After special items, the company reported a third-quarter 2001 net loss of $275 million ($0.57 per share), compared with a net loss of $135 million ($0.38 per share) in the third quarter 2000 after special and extraordinary items. In the second quarter of 2001, the company reported a net loss of $313 million ($0.65 per share) after special items.

Item 6.     RESIGNATIONS OF REGISTRANT'S DIRECTORS.

            N/A


Item 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (99.1) Press release issued by International Paper dated October 17, 2001 announcing third quarter earnings.


Item 8.     CHANGE IN FISCAL YEAR.

            N/A


Item 9.     REGULATION FD DISCLOSURE.


            N/A

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          INTERNATIONAL PAPER COMPANY
                                          ---------------------------
                                                  (Registrant)


Dated:   October 17, 2001                 By /s/ Carol M. Samalin
Stamford, Connecticut                       --------------------
                                               Carol M. Samalin
                                               Assistant Secretary



                            STATEMENT OF DIFFERENCES

The service mark symbol shall be expressed as...........................'sm'